      Exhibit 24

Limited Power of Attorney for Section 16 Reporting Obligations

          Know all by these presents, that the undersigned hereby makes, constitutes and appoints John M. Maxwell, James Hoffman, Robert Arnold and Ellen
S. Knarr, and each of them acting individually without the other, as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

          (1)          prepare, execute, acknowledge, deliver and file Forms 3,
4, and 5 (including any amendments thereto) with respect to the securities issued by Aquestive Therapeutics, Inc., a Delaware corporation (the "Company"), with the United States Securities and Exchange Commission, any national securities exchange and the Company, as considered necessary or advisable under
Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the "Exchange
Act");

          (2)          seek or obtain, as the undersigned's representative and
on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

          (3)          perform any and all other acts which in the discretion
of such attorney(s)-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing, including, without limitation, preparing, executing, acknowledging, delivering and filing in the undersigned's name and on the undersigned's behalf, and submitting to the SEC a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain and renew codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the
Exchange Act.

The undersigned acknowledges that:

          (1)          this Limited Power of Attorney authorizes, but does not
require, such attorneys-in-fact to act in their discretion on information provided to such attorneys-in-fact without independent verification of such information;

          (2)          any documents prepared and/or executed by such
attorneys-in-fact on behalf of the undersigned pursuant to this Limited Power of
Attorney will be in such form and will contain such information and disclosure as such attorneys-in-fact, in his or their discretion, deem necessary or desirable;

          (3)          neither the Company nor such attorneys-in-fact assume
(i) any liability for the undersigned's responsibility to comply with the requirements of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange
Act; and

          (4)          this Limited Power of Attorney does not relieve the
undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the Exchange Act.

          The undersigned hereby gives and grants the foregoing
attorneys-in-fact, and each of them acting individually without the other, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that such attorneys-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.

          This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has caused this Limited Power of
Attorney to be executed as of this 28th day of December, 2018.

                      /s/ Gary H. Slatko
                      ------------------
                      Gary H. Slatko